SCUDDER                                                            [logo]
Scudder Massachusetts Limited Term Tax Free Fund

Supplement to Prospectus
Dated August 1, 1997

Until February 28, 1998, the Fund's investment adviser, Scudder, Stevens & Clark, Inc., has agreed to waive a portion of its fee payable by the Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 0.75% of average daily net assets of the Fund.





October 31, 1997



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SCUDDER                                                          [logo]

                                                                October 31, 1997
Dear Scudder Investor,

   On the reverse side, you'll find a prospectus supplement announcing that Scudder Massachusetts Limited Term Tax Free Fund's investment adviser has agreed to maintain the Fund's total expenses at 0.75% of average daily net assets on an annual basis until February 28, 1998.

   If you have questions about this information, or about the Fund in general, please call us at 1-800-225-2470. We will be happy to help you.

Sincerely,

/s/David S. Lee
David S. Lee
President, Scudder Investor Services, Inc.





This letter is for explanatory purposes and is not part of the prospectus supplement on the reverse side.



                                  (over please)